CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Compliance Systems Corporation on Form 10-Q for the period ending March 31, 2010, as filed with the United States Securities and Exchange Commission on the date hereof, I, Dean Garfinkel, Chief Executive Officer of Compliance Systems Corporation., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending March 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending March 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Compliance Systems Corporation.

Date: June 24, 2010	/s/ Dean Garfinkel
Dean Garfinkel
Chief Executive Officer